Exhibit 4.3

FLEX LTD.

and

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

3.750% Notes due 2026

4.875% Notes due 2030

Fourth Supplemental Indenture

Dated as of August 17, 2020

to

Indenture dated as of June 6, 2019

TABLE OF CONTENTS

i

ii

FOURTH SUPPLEMENTAL INDENTURE, dated as of August 17, 2020 (“Fourth Supplemental Indenture”), to the Indenture dated as of June 6, 2019 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular series of debt securities, the “Base Indenture” and, as amended, modified and supplemented by the Third Supplemental Indenture dated as of May 12, 2020 (“Third Supplemental Indenture”) and this Fourth Supplemental Indenture, the “Indenture”), in each case by and between Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H, acting (subject to Section 1.17 of the Base Indenture) through its Bermuda branch, as issuer (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Base Indenture provides for the issuance by the Company from time to time of senior debt securities to be issued in one or more series;

WHEREAS, the Company and the Trustee entered into the Third Supplemental Indenture in order to establish and provide for the issuance by the Company of a series of Securities designated as its 3.750% Notes due 2026 (the “2026 Notes”); and a series of Securities designated as its 4.875% Notes due 2030 (the “2030 Notes”, and together with the 2026 Notes, the “Notes”), on the terms set forth therein;

WHEREAS, Section 2.03 of the Base Indenture provides that a series of Securities may be reopened for issuances of additional Securities of such series, and sets forth the conditions for the issuance of such additional Securities, including additional Notes;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Fourth Supplemental Indenture in order to establish and provide for the issuance by the Company of additional Notes on the terms set forth herein;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Fourth Supplemental Indenture have been met; and

WHEREAS, all things necessary to make this Fourth Supplemental Indenture a valid and binding agreement of the parties, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture with respect to the Notes have been done.

NOW, THEREFORE:

Article 1

Definitions and Other Provisions of General Application

Section 1.01. Definitions. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture, as supplemented by the Third Supplemental Indenture. To the extent terms are defined in both the Third Supplemental Indenture and the Base Indenture, the applicable definition in the Third Supplemental Indenture shall control. To the extent terms are defined in both the Third Supplemental Indenture and this Fourth Supplemental Indenture, the applicable definition in this Fourth Supplemental Indenture shall control. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Fourth Supplemental Indenture refer to this Fourth Supplemental Indenture as a whole and not to any particular section hereof. Unless otherwise stated herein, all section references herein are to Sections of this Fourth Supplemental Indenture.

(b)            As used herein, the following terms have the specified meanings:

“2026 Initial Notes” has the meaning specified in Section 3.01(b) of the Third Supplemental Indenture.

“2026 Initial Reopened Notes” has the meaning specified in Section 3.01(b) of this Fourth Supplemental Indenture.

“2030 Initial Notes” has the meaning specified in Section 3.01(b) of the Third Supplemental Indenture.

“2030 Initial Reopened Notes” has the meaning specified in Section 3.01(b) of this Fourth Supplemental Indenture.

“2026 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

“2030 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.03 of the Third Supplemental Indenture.

“Base Indenture” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

“Company” means the party named as such in the recitals of this Fourth Supplemental Indenture until a successor replaces it pursuant to the terms and conditions of the Indenture and thereafter means the successor.

“Fourth Supplemental Indenture” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

“Indenture” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

“Initial Notes” has the meaning specified in Section 3.01(b) of the Third Supplemental Indenture.

“Initial Reopened Notes” has the meaning set forth in Section 3.01(b) of this Fourth Supplemental Indenture.

“Interest Payment Date” has the meaning set forth in Section 3.01(d) of this Fourth Supplemental Indenture.

“Issue Date” means May 12, 2020.

“Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

“Third Supplemental Indenture” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Section 1.02. Conflicts with Base Indenture. In the event that any provision of this Fourth Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture or the Third Supplemental Indenture, such provision of this Fourth Supplemental Indenture shall control.

Article 2

Form of Notes

Section 2.01. Form of Notes. The 2026 Initial Reopened Notes shall be substantially in the form of Exhibit A hereto, and the 2030 Initial Reopened Notes shall be substantially in the form of Exhibit B hereto, each of which is hereby incorporated in and expressly made a part of the Indenture.

Article 3
The Notes

Section 3.01. Amount; Series; Terms. (a) The Third Supplemental Indenture has previously created and designated two series of Securities under the Base Indenture titled the “3.750% Notes due 2026” and the “4.875% Notes due 2030.” Unless otherwise specified herein, the provisions of the Third Supplemental Indenture applicable to the Initial Notes issued thereunder shall apply to the Initial Reopened Notes issued under this Fourth Supplemental Indenture. The changes, modifications and supplements to the Base Indenture effected by this Fourth Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the applicable series of Initial Reopened Notes and shall not apply to any other series of Securities that may be issued under the Base Indenture or Additional Notes that may be issued under the Third Supplemental Indenture unless, in each case, a supplemental indenture with respect to such other series of Securities or Additional Notes, as applicable, specifically incorporates such changes, modifications and supplements.

(b)            The aggregate principal amount of 2026 Notes that initially may be authenticated and delivered under this Fourth Supplemental Indenture (the “2026 Initial Reopened Notes”) shall be limited to $250,000,000, and the aggregate principal amount of 2030 Notes that initially may be authenticated and delivered under this Fourth Supplemental Indenture (the “2030 Initial Reopened Notes”, and together with the 2026 Initial Reopened Notes, the “Initial Reopened Notes”) shall be limited to $325,000,000. The 2026 Initial Reopened Notes shall be consolidated, form a single series and be fully fungible with the 2026 Initial Notes, and the 2030 Initial Reopened Notes shall be consolidated, form a single series and be fully fungible with the 2030 Initial Notes. The Initial Reopened Notes shall also constitute Additional Notes with respect to the applicable series of Initial Notes issued under the Third Supplemental Indenture. Further Additional Notes may be issued as set forth in Section 3.03 of the Third Supplemental Indenture.

(c)            The Stated Maturity of the 2026 Notes shall be February 1, 2026, and the Stated Maturity of the 2030 Notes shall be May 12, 2030. The Notes shall be payable and may be presented for payment, purchase, redemption, registration of transfer and exchange, without service charge (in accordance with and subject to Section 2.08 of the Base Indenture), at the office or agency of the Company maintained for such purpose, which shall initially be the Corporate Trust Office.

(d)            The 2026 Notes shall bear interest at the rate of 3.750% per annum, and the 2030 Notes shall bear interest at the rate of 4.875% per annum. Interest on the 2026 Initial Reopened Notes shall accrue from August 1, 2020, or from the most recent Interest Payment Date to or for which interest has been paid or duly provided for, as further provided in the form of Note annexed hereto as Exhibit A. Interest on the 2030 Initial Reopened Notes shall accrue from May 12, 2020, or from the most recent Interest Payment Date to or for which interest has been paid or duly provided for, as further provided in the form of Note annexed hereto as Exhibit B. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest payment dates shall be (x) February 1 and August 1 of each year, beginning on February 1, 2021 for the 2026 Initial Reopened Notes and (y) May 12 and November 12 of each year, beginning on November 12, 2020 for the 2030 Initial Reopened Notes (each such date, with respect to the applicable series of Initial Reopened Notes, an “Interest Payment Date”) and the “record date” for any interest payable on each such Interest Payment Date shall be the immediately preceding (x) January 15 and July 15, for the 2026 Notes and (y) April 27 and October 28, for the 2030 Notes, respectively; provided that upon the Stated Maturity of the applicable series of Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any; and provided further, the “record date” for any interest, principal, or premium, if any, payable on the Stated Maturity of the applicable series of Notes shall be, in the case of the 2026 Notes, the immediately preceding January 15, 2026, and in the case of the 2030 Notes, the immediately preceding April 27, 2030. If any Interest Payment Date, Stated Maturity or other payment date with respect to a series of Notes is not a Business Day, the required payment of principal, premium, if any, or interest shall be due on the next succeeding Business Day as if made on the date that such payment was due, and, unless the Company defaults on such payment, no interest shall accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(e)            Each series of Initial Reopened Notes shall be issued in the form of one or more Global Securities, deposited with the Trustee as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as provided in Section 2.04 of the Base Indenture.

(f)            Payment of principal of and premium, if any, and interest on a Global Security registered in the name of or held by the Depositary or its nominee shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Global Security. If Initial Reopened Notes of a series are no longer represented by a Global Security, payment of principal, premium, if any, and interest on certificated Notes of such series in definitive form may, at the Company’s option, be made by (i) by wire transfer of immediately available funds to the accounts specified by the Holders thereof or (ii) if no such account is specified at least 15 days prior to the applicable date for such payment, by mailing a check to the applicable Holder’s registered address as set forth in the Securities Register.

(g)            The issue price (for U.S. federal income tax purposes) of the 2026 Initial Reopened Notes shall be 99.617% of the principal amount of such 2026 Initial Reopened Notes. The issue price (for U.S. federal income tax purposes) of the 2030 Initial Reopened Notes shall be 99.562% of the principal amount of such 2030 Initial Reopened Notes.

Section 3.02. Denominations. Each series of Initial Reopened Notes shall be issuable only in registered form without coupons and only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.03. Additional Notes; Repurchases. Section 3.03 of the Third Supplemental Indenture shall apply to the Initial Reopened Notes, and the Initial Reopened Notes shall constitute Additional Notes with respect to the Initial Notes issued thereunder. No Additional Notes other than the Initial Reopened Notes may be issued under this Fourth Supplemental Indenture.

Section 3.04. No Sinking Fund. The Notes shall not be subject to any sinking fund.

Article 4
Redemption; Offer to Purchase

Section 4.01. Optional Redemption. Subject to Section 1.02 hereof, the provisions of Article 5 of the Base Indenture, as supplemented by the provisions of Section 4.01 of the Third Supplemental Indenture, shall apply to the Notes.

(a)

Section 4.02. Redemption for Tax Reasons. Section 4.02 of the Third Supplemental Indenture shall apply to the Notes.

Section 4.03. Offer to Purchase. Section 4.03 of the Third Supplemental Indenture shall apply to the Notes.

Article 5
Covenants and Remedies

Section 5.01. Limitation on Liens. Section 5.01 of the Third Supplemental Indenture shall apply to the Notes.

Section 5.02. Limitation on Sale and Leaseback Transactions. Section 5.02 of the Third Supplemental Indenture shall apply to the Notes.

Section 5.03. Repurchase of Notes Upon a Change of Control. Section 5.03 of the Third Supplemental Indenture shall apply to each series of Notes.

Section 5.04. Events of Default; Acceleration. (a) Section 6.01 of the Base Indenture shall not apply to the Notes. Instead, each of the events set forth in Section 5.04(a) of the Third Supplemental Indenture shall be an Event of Default with respect to each series of Notes.

(b)            Section 6.02 of the Base Indenture with respect to each series of Notes shall be amended as set forth in Section 5.04(b) of the Third Supplemental Indenture.

Section 5.05. Modification and Waiver. Article 9 of the Base Indenture, as amended by Section 5.05 of the Third Supplemental Indenture, shall apply to the Notes.

Section 5.06. References In Base Indenture. References to “Section 6.01,” “clause (a) or (b) of Section 6.01,” “clause (c) of Section 6.01,” “Section 6.01(d)” or “Section 6.01(e)” in the Base Indenture shall be deemed to refer to “Section 5.04(a),” “clause (1) or (2) of Section 5.04(a),” “clause (3) of Section 5.04(a),” “Section 5.04(a)(6)” and “Section 5.04(a)(7)” of the Third Supplemental Indenture.

Section 5.07. References in this Fourth Supplemental Indenture. For the avoidance of doubt, in all instances where provisions of the Third Supplemental Indenture are incorporated into this Fourth Supplemental Indenture, references to the “Indenture” shall be deemed to refer to the Base Indenture, the Third Supplemental Indenture and this Fourth Supplemental Indenture, collectively.

Section 5.08. Defeasance and Discharge. Article 8 of the Base Indenture shall apply to the Notes.

Section 5.09. Bermuda Branch; Full Recourse Obligations. For the avoidance of doubt, Section 1.17 of the Base Indenture shall apply to the Notes.

Article 6
Payment of Additional Amounts

Section 6.01. Payment of Additional Amounts. Sections 6.01(a) and 6.01(b) of the Third Supplemental Indenture shall apply to the Notes.

Article 7
Miscellaneous

Section 7.01. Confirmation of Indenture. The Base Indenture, as supplemented and amended by the Third Supplemental Indenture and this Fourth Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, the Third Supplemental Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 7.02. Counterparts. This Fourth Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The exchange of copies of this Fourth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Fourth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Fourth Supplemental Indenture and signature pages for all purposes.

Section 7.03. Governing Law; Submission to Jurisdiction. This Fourth Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Notes and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which the Company is subject by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture, to the extent permitted by law.

The Company hereby appoints CT Corporation System, with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Indenture or the Notes or the transactions contemplated herein that may be instituted in any State or U.S. federal court in the Borough of Manhattan in The City of New York, by any Holder or the Trustee, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.

Section 7.04. Recitals by the Company. The recitals in this Fourth Supplemental Indenture are made by the Company only and not by the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Third Supplemental Indenture, this Fourth Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. All of the provisions contained in the Base Indenture, the Third Supplemental Indenture and this Fourth Supplemental Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes, of the Third Supplemental Indenture and of this Fourth Supplemental Indenture as fully and with like effect as if set forth herein in full.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

FLEX LTD.

By:	/s/ B. Vijayandran A/L S. Balasingam
	Name:	B. Vijayandran A/L S. Balasingam
	Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Paula Oswald
	Name:	Paula Oswald
	Title:	Vice President

[Signature Page – Fourth Supplemental Indenture]

EXHIBIT A

FORM OF NOTE

(FACE OF NOTE)

THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) OR A NOMINEE THEREOF. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

FLEX LTD.

3.750% Notes due 2026

No. R-2

CUSIP No.: 33938X AC9

ISIN No.: US33938XAC92

Initially $250,000,000

FLEX LTD., a Singapore registered public company limited by shares and having company registration no. 199002645H, promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the Schedule of Exchanges of Securities attached hereto on February 1, 2026.

Initial Issuance Date: August 17, 2020

Interest Rate: 3.750% per annum

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Additional provisions of this Note are set forth on the reverse hereof. This Note is a “Security” within the meaning of the Indenture, and all references to “Note” or “Notes” herein shall be deemed to refer to “Security” or “Securities” unless the context otherwise requires.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized signatory.

FLEX LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

U.S. Bank National Association, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:	Dated:
Authorized Signatory

[REVERSE SIDE OF NOTE]

FLEX LTD.

3.750% Note Due 2026

1.             Principal and Interest.

The Company promises to pay the principal of this Note on February 1, 2026.

The Company promises to pay interest on the principal amount of this Note on each interest payment date, as set forth on the face of this Note, at the rate of 3.750% per annum (subject to adjustment as provided below).

Interest will be payable semiannually in arrears on each February 1 and August 1 (to the holders of record of this series of Notes at the close of business on the January 15 or July 15 immediately preceding the interest payment date), commencing February 1, 2021.

The Company must also pay certain Additional Amounts as specified in the Indenture upon a “Change in Tax Law” as defined in the Indenture.

Interest on this Note will accrue from the most recent date to which interest has been paid on this Note (or, if there is no existing default in the payment of interest and if this Note is authenticated between a regular record date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from August 1, 2020. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Company will pay interest on overdue principal, premium, if any, and, to the extent lawful, interest at a rate per annum of 3.750%. Interest not paid when due and any interest on principal, premium or interest not paid when due will be paid to the Persons that are Holders of this series of Notes on a special record date, which will be the 15th day preceding the date fixed by the Company or the Trustee for the payment of such interest, whether or not such day is a Business Day. At least 15 days before a special record date, the Company will send to each Holder and to the Trustee a notice that sets forth the special record date, the payment date and the amount of interest to be paid.

2.             Indenture.

This is one of the 3.750% Notes due 2026 (the “Notes”) issued under an Indenture dated as of June 6, 2019 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of May 12, 2020 (the “Third Supplemental Indenture”) and the Fourth Supplemental Indenture dated as of August 17, 2020 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”), in each case between the Company and U.S. Bank National Association, as Trustee. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.

The Notes are general unsecured obligations of the Company. The Third Supplemental Indenture limits the original aggregate principal amount of the Notes to $425,000,000, but Additional Notes may be issued pursuant to the Indenture, and the originally issued Notes and all such Additional Notes vote together for all purposes as a single class. The Notes to be issued under the Fourth Supplemental Indenture are limited to $250,000,000 aggregate principal amount and shall be Additional Notes under the Indenture.

3.             Redemption and Repurchase; Discharge Prior to Redemption or Maturity.

This Note is subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to this Note.

If the Company deposits or causes to be deposited with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes to redemption or maturity, the Company may in certain circumstances be discharged from the Indenture and the Notes or may be discharged from certain of its obligations under certain provisions of the Indenture.

4.             Registered Form; Denominations; Transfer; Exchange.

The Notes are in registered form without coupons in minimum denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder to furnish appropriate endorsements, transfer documents, certificates and opinions of counsel and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of or exchange any Note or certain portions of a Note.

5.             Defaults and Remedies.

Other than as set forth below, if an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies.

6.             Amendment and Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes, as provided in the Indenture. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

7.             Authentication.

This Note is not valid until the Trustee (or Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

8.             Governing Law.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

9.             Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).

10.           Indenture.

Each Holder, by accepting a Note, agrees to be bound by all of the terms and conditions of the Indenture, as the same may be amended from time to time.

The Company will furnish a copy of the Indenture to any Holder upon written request and without charge.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. No.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ________________________________

Signed: ________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: ________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

PURCHASE NOTICE UPON A CHANGE OF CONTROL REPURCHASE EVENT

To: Flex Ltd.

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Flex Ltd. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and hereby directs the Company to pay, or cause the Trustee to pay,                                   an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $2,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued and unpaid to, but excluding, the purchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be purchased pursuant to the terms and conditions of the Offer to Purchase and the Indenture. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture dated as of June 6, 2019 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of May 12, 2020 (the “Third Supplemental Indenture”) and the Fourth Supplemental Indenture dated as of August 17, 2020 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”), in each case between the Company and U.S. Bank National Association, as Trustee.

Principal amount to be repurchased (at least $2,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

Dated: ________________________________

Signed: ________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: ________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF SECURITIES

The initial principal amount of this Global Security is TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000). The following exchanges of a part of this Global Security for certificated Securities or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF NOTE

(FACE OF NOTE)

THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) OR A NOMINEE THEREOF. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

FLEX LTD.

4.875% Notes due 2030

No. R-2

CUSIP No.: 33938X AB1

ISIN No.: US33938XAB10

Initially $325,000,000

FLEX LTD., a Singapore registered public company limited by shares and having company registration no. 199002645H, promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the Schedule of Exchanges of Securities attached hereto on May 12, 2030.

Initial Issuance Date: August 17, 2020

Interest Rate: 4.875% per annum

Interest Payment Dates: May 12 and November 12

Record Dates: April 27 and October 28

Additional provisions of this Note are set forth on the reverse hereof. This Note is a “Security” within the meaning of the Indenture, and all references to “Note” or “Notes” herein shall be deemed to refer to “Security” or “Securities” unless the context otherwise requires.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized signatory.

FLEX LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

U.S. Bank National Association, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:	Dated:
Authorized Signatory

[REVERSE SIDE OF NOTE]

FLEX LTD.

4.875% Note Due 2030

1.             Principal and Interest.

The Company promises to pay the principal of this Note on May 12, 2030.

The Company promises to pay interest on the principal amount of this Note on each interest payment date, as set forth on the face of this Note, at the rate of 4.875% per annum (subject to adjustment as provided below).

Interest will be payable semiannually in arrears on each May 12 and November 12 (to the holders of record of this series of Notes at the close of business on the April 27 or October 28 immediately preceding the interest payment date), commencing November 12, 2020.

The Company must also pay certain Additional Amounts as specified in the Indenture upon a “Change in Tax Law” as defined in the Indenture.

Interest on this Note will accrue from the most recent date to which interest has been paid on this Note (or, if there is no existing default in the payment of interest and if this Note is authenticated between a regular record date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from May 12, 2020. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Company will pay interest on overdue principal, premium, if any, and, to the extent lawful, interest at a rate per annum of 4.875%. Interest not paid when due and any interest on principal, premium or interest not paid when due will be paid to the Persons that are Holders of this series of Notes on a special record date, which will be the 15th day preceding the date fixed by the Company or the Trustee for the payment of such interest, whether or not such day is a Business Day. At least 15 days before a special record date, the Company will send to each Holder and to the Trustee a notice that sets forth the special record date, the payment date and the amount of interest to be paid.

2.             Indenture.

This is one of the 4.875% Notes due 2030 Notes (the “Notes”) issued under an Indenture dated as of June 6, 2019 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of May 12, 2020 (the “Third Supplemental Indenture”) and the Fourth Supplemental Indenture dated as of August 17, 2020 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”), in each case between the Company and U.S. Bank National Association, as Trustee. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.

The Notes are general unsecured obligations of the Company. The Third Supplemental Indenture limits the original aggregate principal amount of the Notes to $325,000,000, but Additional Notes may be issued pursuant to the Indenture, and the originally issued Notes and all such Additional Notes vote together for all purposes as a single class. The Notes to be issued under the Fourth Supplemental Indenture are limited to $325,000,000 aggregate principal amount and shall be Additional Notes under the Indenture.

3.             Redemption and Repurchase; Discharge Prior to Redemption or Maturity.

This Note is subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to this Note.

If the Company deposits or causes to be deposited with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes to redemption or maturity, the Company may in certain circumstances be discharged from the Indenture and the Notes or may be discharged from certain of its obligations under certain provisions of the Indenture.

4.             Registered Form; Denominations; Transfer; Exchange.

The Notes are in registered form without coupons in minimum denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder to furnish appropriate endorsements, transfer documents, certificates and opinions of counsel and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of or exchange any Note or certain portions of a Note.

5.             Defaults and Remedies.

Other than as set forth below, if an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies.

6.             Amendment and Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes, as provided in the Indenture. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

7.             Authentication.

This Note is not valid until the Trustee (or Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

8.             Governing Law.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

9.             Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).

10.           Indenture.

Each Holder, by accepting a Note, agrees to be bound by all of the terms and conditions of the Indenture, as the same may be amended from time to time.

The Company will furnish a copy of the Indenture to any Holder upon written request and without charge.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. No.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ________________________________

Signed: ________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: ________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

PURCHASE NOTICE UPON A CHANGE OF CONTROL REPURCHASE EVENT

To: Flex Ltd.

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Flex Ltd. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and hereby directs the Company to pay, or cause the Trustee to pay,                                   an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $2,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued and unpaid to, but excluding, the purchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be purchased pursuant to the terms and conditions of the Offer to Purchase and the Indenture. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture dated as of June 6, 2019 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of May 12, 2020 (the “Third Supplemental Indenture”) and the Fourth Supplemental Indenture dated as of August 17, 2020 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”), in each case between the Company and U.S. Bank National Association, as Trustee.

Principal amount to be repurchased (at least $2,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

Dated: ________________________________

Signed: ________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: ________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF SECURITIES

The initial principal amount of this Global Security is THREE HUNDRED TWENTY-FIVE MILLION DOLLARS ($325,000,000). The following exchanges of a part of this Global Security for certificated Securities or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee